HAMILTON LANE INCORPORATED REPORTS STRONG SECOND QUARTER FISCAL 2020 RESULTS, WITH YEAR TO DATE MANAGEMENT & ADVISORY FEES GROWING BY 15% AND ASSETS UNDER MANAGEMENT GROWING BY 13% YEAR-OVER-YEAR

BALA CYNWYD, PENN. – November 5, 2019 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the second fiscal quarter ended September 30, 2019.

SECOND QUARTER FISCAL 2020 HIGHLIGHTS

•
Assets under management – Total assets under management of approximately $66 billion grew 13% year-over-year. Fee-earning assets under management increased 14% to approximately $36 billion, over the same time period.

•	Revenue – Management and advisory fees of approximately $59 million for the quarter and $120 million year to date represent growth of 11% and 15%, respectively.

•	Carried Interest – Unrealized carried interest balance grew 15% year-over-year.

•	Earnings per share – GAAP EPS of $0.56 on approximately $15 million of GAAP net income for the quarter with year to date GAAP EPS of $0.98 on approximately $27 million of GAAP net income.

•
Dividend – Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on December 16, 2019 that will be paid on January 7, 2020. The target full-year dividend of $1.10 represents a 29% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its second quarter and year to date fiscal 2020 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “We were pleased with the growth this quarter across all key platforms in our business, including customized separate accounts, specialized products and advisory. The results highlight our consistent approach in delivering value to our clients, whether by managing assets or serving as an advisor as they navigate the growing and increasingly complex world of private markets.”

Conference Call
Hamilton Lane will discuss second quarter fiscal 2020 results in a webcast and conference call today, Tuesday, November 5, 2019, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (833) 231-8267 inside the U.S., or (647) 689-4112 for international callers. The conference ID is 9287555.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 28 years, the firm currently employs approximately 390 professionals operating in offices throughout North America, Europe, Asia-Pacific, Latin America and the Middle East. Hamilton Lane

has approximately $481 billion in assets under management and supervision, composed of approximately $66 billion in discretionary assets and more than $415 billion in advisory assets, as of September 30, 2019. Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 212 752 7853

Fiscal Year 2020 Second Quarter Results Earnings Presentation - November 5, 2019 Hamilton Lane l Global Leader in the Private Markets Page 1

Today's Speakers Mario Giannini Erik Hirsch Jeff Meeker Chief Executive Officer Vice Chairman Chief Client Officer Randy Stilman John Oh Chief Financial Officer Investor Relations Manager Hamilton Lane l Global Leader in the Private Markets Page 2

Period Highlights Business Performance • Assets under management and fee-earning assets under management were approximately $66 billion and $36 billion, respectively, as of September 30, 2019, increases of 13% and 14%, respectively, compared to September 30, 2018 • Management and advisory fees increased 15% compared to the six months ended September 30, 2018 Financial Results USD in millions except per share amounts Q2 FY20 QTD Q2 FY20 YTD vs. Q2 FY19 YTD Management and advisory fees $59.2 $119.7 15% GAAP net income $15.3 $26.7 33% GAAP EPS $0.56 $0.98 11% Non-GAAP EPS1 $0.50 $0.94 2% Fee Related Earnings1 $24.2 $49.0 14% Adjusted EBITDA1 $29.6 $59.3 5% Dividend • Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on December 16, 2019 1Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation. Hamilton Lane l Global Leader in the Private Markets Page 3

Growing Asset Footprint & Influence ~$481B AUM & AUA Total Assets Under Management/Advisement ($B)1 $500 $66 Y-o-Y Growth $59 AUM: 13% $50 AUA: 5% $400 $410 $ 416 $40 CAGR: 19% $374 $300 $292 $35 $32 $200 $24 $30 $205 $22 $189 $147 $16 $147 $19 $129 $100 $11 $13 $95 $7 $79 $81 $6 $77 $51 $36 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 09/30/19 Total AUA Total AUM 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. Hamilton Lane l Global Leader in the Private Markets Page 4

Fee-Earning AUM Driving Revenues Fee-Earning AUM growth continues and annual fee rates are stable Total Fee-Earning Assets Under Management ($B) 1 2 .56% .57% .56% .55% .55% .57% $40 $36 $35 $34$33 $32 CAGR: 11% $31 $30 $13 $27 $11 $11 $25 $24 $10 $21 $9 $20 $7 $5 $15 $23 $10 $21 $22 $21 $18 $16 $17 $5 $0 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-18 Sep-19 *Numbers may not tie due to rounding 1Reflects retroactive fees of $0.8M from latest co-investment fund Customized Separate Accounts Specialized Funds 2Reflects retroactive fees of $2.8M from latest co-investment fund Total Management Fee Revenues as a % of Average FEAUM Y-o-Y Drivers of Growth Customized Separate Accounts: Specialized Funds: • New client wins • Closed 4th co-investment fund, credit-oriented (2019 • Client re-ups series) fund and fund-of-funds • Fundraising 5th secondary fund, credit-oriented (2020 series) fund and evergreen fund Hamilton Lane l Global Leader in the Private Markets Page 5

AUM & AUA Drivers AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking ranging mandates which include • Secondary fund to further or establish technology-driven reporting, monitoring and analytics services relationships with Hamilton • Credit-oriented fund and consulting services; Lane • Evergreen fund opportunity set continues to be robust • $2B year-over-year increase in • FEAUM closed during Q2 • $22B year-over-year increase FEAUM FY20: in AUA • +70% of our gross ◦ Secondary fund: $399M contributions during the last ◦ Private equity fund-of-funds: 12 months came from $26M existing clients Hamilton Lane l Global Leader in the Private Markets Page 6

Financial Highlights Hamilton Lane l Global Leader in the Private Markets Page 7

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees

YTD



Y-o-Y Growth: 15%
USD in Millions
$104
$120
Q2 FY19
Q2 FY20

Long-Term Growth



CAGR: 11%
USD in Millions
$130
$218
FY14
FY19

- Represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 15%
- $2.8M in retroactive fees from our latest co-investment fund for the year compared to $0.8M in the prior year period

Incentive Fees

YTD



Y-o-Y Growth: (38)%
USD in Millions
$15
$9
Q2 FY19
Q2 FY20

Long-Term Growth



CAGR: 30%
USD in Millions
$9
$34
FY14
FY19

- Incentive fees derived from a highly diversified pool of assets and funds
- Allocated carried interest of $382M as of 9/30/19 diversified across 3,000+ assets and approximately 60 funds

Total Revenues

YTD



Y-o-Y Growth: 8%
USD in Millions
$119
$129
Q2 FY19
Q2 FY20

Long-Term Growth



CAGR: 13%
USD in Millions
$140
$252
FY14
FY19

- Total revenues increased by 8%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets

Page 8

Unrealized Carried Interest Unrealized Carried Interest Unrealized Carry by Age 59 60 52 > 12 years $400 6% 50 43 < 5 years 8-12 years 30% 40 $300 s 23% n s o i l e l l i c M i 30 h n i e $200 $382 D V $333 S 20 $300 U $100 10 5-8 years 41% 0 $0 Sep-17 Sep-18 Sep-19 Period Ending Vehicles in Unrealized Carry Position Unrealized Carried Interest Hamilton Lane l Global Leader in the Private Markets Page 9

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD


Y-o-Y Growth: 33%
USD in Millions
$20
$27
Q2 FY19
Q2 FY20

Long-Term Growth


USD in Millions
N/A[1]
$34
FY14
FY19

- $15M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD


Y-o-Y Growth: 5%
USD in Millions
$56
$59
Q2 FY19
Q2 FY20

Long-Term Growth


CAGR: 13%
USD in Millions
$64
$118
FY14
FY19

- Y-o-Y increase of 5% as growth from management and advisory fees offset the decline in incentive fees

Fee Related Earnings[2]

YTD


Y-o-Y Growth: 14%
USD in Millions
$43
$49
Q2 FY19
Q2 FY20

Long-Term Growth


CAGR: 11%
USD in Millions
$54
$90
FY14
FY19

- Y-o-Y growth of 14%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets
Page 10

Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... Investments $175 • For 9/30/19, the total investment balance consisted of: $174 $150 ◦ ~$152M in equity method investments in our s $154 n $125 o $137 i l funds l i $100 $120 M $103 $103 n i $75 D ◦ ~$22M in technology related and other S $50 U $25 investments $0 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-19 Leverage $100 s $80 n • $69M of debt as of 9/30/19 o i l l $73 i $60 $71 $69 M n i $40 D S U $20 $0 Sep-18 Mar-19 Sep-19 Hamilton Lane l Global Leader in the Private Markets Page 11

Fiscal Year 2020 Second Quarter Results Earnings Presentation - November 5, 2019 Hamilton Lane l Global Leader in the Private Markets Page 12

Appendix Hamilton Lane l Global Leader in the Private Markets Page 13

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2018	2019	% Change	Six Months Ended September 30, 2018	2019	% Change
Revenues						
Management and advisory fees	$53,248	$59,196	11%	$104,227	$119,747	15 %
Incentive fees	2,585	5,096	97 %	14,968	9,231	(38)%
Total Revenues	**55,833**	**64,292**	**15 %**	**119,195**	**128,978**	**8 %**
Expenses						
Compensation and benefits	22,771	23,353	3 %	49,393	46,999	(5)%
General, administrative and other	11,695	14,014	20 %	22,743	28,061	23 %
Total expenses	**34,466**	**37,367**	**8 %**	**72,136**	**75,060**	**4 %**
Other income (expense)						
Equity in income of investees	5,276	3,664	(31)%	5,162	9,877	91 %
Interest expense	(728)	(745)	2 %	(1,493)	(1,562)	5 %
Interest income	43	148	244 %	85	428	404 %
Non-operating income	12,194	4,957	(59)%	12,059	4,078	(66)%
Total other income (expense)	**16,785**	**8,024**	**(52)%**	**15,813**	**12,821**	**(19)%**
Income before income taxes	**38,152**	**34,949**	**(8)%**	**62,872**	**66,739**	**6 %**
Income tax expense	5,580	2,676	(52)%	7,197	7,013	(3)%
Net income	**32,572**	**32,273**	**(1)%**	**55,675**	**59,726**	**7 %**
Less: Income attributable to non-controlling interests in general partnerships	514	45	(91)%	394	549	39 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	20,836	16,929	(19)%	35,214	32,497	(8)%
Net income attributable to Hamilton Lane Incorporated	**$11,222**	**$15,299**	**36 %**	**$20,067**	**$26,680**	**33 %**
Basic earnings per share of Class A common stock	$0.49	$0.56	14 %	$0.89	$0.99	11 %
Diluted earnings per share of Class A Common stock	$0.49	$0.56	14 %	$0.88	$0.98	11 %
Weighted-average shares of Class A common stock outstanding - basic	22,671,865	27,229,152		22,461,363	26,969,363	
Weighted-average shares of Class A common stock outstanding - diluted	23,257,419	27,632,890		23,015,445	27,341,594	

Hamilton Lane | Global Leader in the Private Markets

Page 14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30,			Six Months Ended September 30,		
	2018	2019	% Change	2018	2019	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$53,248	$59,196	11%	$104,227	$119,747	15 %
Total expenses	34,466	37,367	8%	72,136	75,060	4 %
Less:						
Incentive fee related compensation[2]	(1,243)	(2,392)	92%	(5,970)	(4,309)	(28)%
Contingent compensation related to acquisition	(2,327)	—	(100%)	(5,100)	—	(100)%
Management fee related expenses	30,896	34,975	13%	61,066	70,751	16 %
Fee Related Earnings	**$22,352**	**$24,221**	**8%**	**$43,161**	**$48,996**	**14 %**
Incentive fees[3]	2,585	5,096	97%	14,968	9,231	(38)%
Incentive fees attributable to non-controlling interests[3]	(52)	(61)	17%	(263)	(160)	(39)%
Incentive fee related compensation[2]	(1,243)	(2,392)	92%	(5,970)	(4,309)	(28)%
Interest income	43	148	244%	85	428	404 %
Equity-based compensation	1,597	1,756	10%	3,184	3,483	9 %
Depreciation and amortization	632	806	28%	1,141	1,608	41 %
Adjusted EBITDA	**$25,914**	**$29,574**	**14%**	**$56,306**	**$59,277**	**5 %**
Adjusted EBITDA margin	**46%**	**46%**		**47%**	**46%**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$11,222**	**$15,299**	**36 %**	**$20,067**	**$26,680**	**33 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	20,836	16,929	(19%)	35,214	32,497	(8)%
Income tax expense	5,580	2,676	(52%)	7,197	7,013	(3)%
Contingent compensation related to acquisition	2,327	—	(100%)	5,100	—	(100)%
Adjusted pre-tax net income	**$39,965**	**$34,904**	**(13%)**	**$67,578**	**$66,190**	**(2)%**
Adjusted income taxes[4]	(10,795)	(8,308)	(23%)	(18,253)	(15,753)	(14)%
Adjusted net income	**$29,170**	**$26,596**	**(9%)**	**$49,325**	**$50,437**	**2 %**
Adjusted shares outstanding[5]	**53,438,643**	**53,547,201**		**53,406,893**	**53,507,680**	
Non-GAAP earnings per share	**$0.55**	**$0.50**	**(9)%**	**$0.92**	**$0.94**	**2 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.

[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three and six months ended September 30, 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.

[3] Incentive fees for the three and six months ended September 30, 2018 included $2.6 million and $2.8 million, respectively, of non-cash carried interest. Of the $2.6 million for the three-month period, $2.5 million is included in net income and $0.1 million is attributable to non-controlling interests. Of the $2.8 million for the six-month period, $2.5 million is included in net income and $0.3 million is attributable to non-controlling interests.

[4] Represents corporate income taxes at our estimated statutory tax rate of 23.8% for the six month period ended September 30, 2019 and 27.0% for the six month period ended September 30, 2018 applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 27.0% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 6.0%.

[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

Page 15

Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2018 2019 % Change 2018 2019 % Change Management and advisory fees Specialized funds $22,736 $26,985 19% $43,751 $53,944 23 % Customized separate accounts 21,106 22,466 6% 41,493 44,429 7 % Advisory, reporting and other 8,315 8,053 (3)% 16,474 16,468 0 % Distribution management 710 702 (1)% 1,798 2,061 15 % Fund reimbursement revenue 381 990 160% 711 2,845 300 % Total management and advisory fees $53,248 $59,196 11% $104,227 $119,747 15 % Other: 4% Advisory and reporting: 14% Six Months Customized separate Ended accounts: 37% September 30, 2019 Specialized funds: 45% Hamilton Lane l Global Leader in the Private Markets Page 16

Incentive Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2018 2019 % Change 2018 2019 % Change Incentive fees Secondary Fund II $142 $387 173% $583 $553 (5)% Co-investment Fund II 1,182 1,429 21% 6,340 3,753 (41)% Other specialized funds 761 3,164 316% 886 3,313 274 % Customized separate accounts 500 116 (77)% 7,159 1,612 (77)% Incentive fees $2,585 $5,096 97% $14,968 $9,231 (38)% As of September 30, 2018 June 30, 2019 September 30, 2019 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $5,698 $4,314 $4,318 (24)% 0 % Secondary Fund III 38,278 38,430 35,950 (6)% (6)% Secondary Fund IV 24,922 34,770 38,316 54% 10 % Co-investment Fund II 66,932 57,505 56,327 (16)% (2)% Co-investment Fund III 45,001 50,314 49,570 10% (1)% Co-investment Fund IV — 1,573 4,064 N/A 158 % Other specialized funds 37,392 50,762 56,668 52% 12 % Customized separate accounts 114,458 128,231 136,803 20% 7 % Total allocated carried interest $332,681 $365,899 $382,016 15% 4 % Hamilton Lane l Global Leader in the Private Markets Page 17

Assets Under Management YoY % QoQ % (Dollars in millions) September 30, 2018 June 30, 2019 September 30, 2019 Change Change Assets under management / advisement Assets under management $58,092 $64,304 $65,680 13% 2 % Assets under advisement 394,083 408,957 415,675 5% 2 % Total assets under management /advisement $452,175 $473,261 $481,355 6% 2 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $20,209 $22,160 $22,511 11% 2 % Contributions 999 829 695 (30)% (16)% Distributions (267) (499) (343) 28% (31)% Foreign exchange, market value and other (109) 21 14 N/A (33)% Balance, end of period $20,832 $22,511 $22,877 10% 2 % Specialized funds Balance, beginning of period $10,333 $11,434 $12,285 19% 7 % Contributions 547 968 1,100 101% 14 % Distributions (101) (117) (251) 149% 115 % Foreign exchange, market value and other (6) — — N/A N/A Balance, end of period $10,773 $12,285 $13,134 22% 7 % Total Balance, beginning of period $30,542 $33,594 $34,796 14% 4 % Contributions 1,546 1,797 1,795 16% 0 % Distributions (368) (616) (594) 61% (4)% Foreign exchange, market value and other (115) 21 14 N/A (33)% Balance, end of period $31,605 $34,796 $36,011 14% 3 % Hamilton Lane l Global Leader in the Private Markets Page 18

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2019 September 30, 2019 Assets Cash and cash equivalents $49,357 $71,899 Restricted cash 2,233 3,184 Fees receivable 20,320 17,628 Prepaid expenses 4,714 5,401 Due from related parties 2,628 4,198 Furniture, fixtures and equipment, net 8,108 8,026 Lease right-of-use assets, net — 9,689 Investments 154,491 174,134 Deferred income taxes 107,726 140,745 Other assets 11,014 10,478 Total assets $360,591 $445,382 Liabilities and Equity Accounts payable $2,619 $1,964 Accrued compensation and benefits 12,216 20,689 Deferred incentive fee revenue 3,704 3,704 Debt 70,954 69,107 Accrued members' distributions 17,081 3,836 Payable to related parties pursuant to tax receivable agreement 69,636 101,322 Dividends payable 5,673 8,023 Lease liabilities — 10,471 Other liabilities (includes $0 and $15,913 at fair value) 8,986 21,635 Total liabilities 190,869 240,751 Class A common stock, $0.001 par value, 300,000,000 authorized; 27,367,477 and 29,824,686 issued and outstanding as of March 31, 2019 and September 30, 2019, respectively 27 30 Class B common stock, $0.001 par value, 50,000,000 authorized; 23,516,439 and 22,049,727 issued and outstanding as of March 31, 2019 and September 30, 2019, respectively 24 22 Additional paid-in capital 92,482 107,718 Retained earnings 17,686 28,998 Accumulated other comprehensive income (loss) 7 (7) Total Hamilton Lane Incorporated stockholders' equity 110,226 136,761 Non-controlling interests in general partnerships 5,716 5,592 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 53,780 62,278 Total equity 169,722 204,631 Total liabilities and equity $360,591 $445,382 Hamilton Lane l Global Leader in the Private Markets Page 19

Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September 30, (Dollars in thousands) 2018 2019 Operating activities Net income $55,675 $59,726 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,141 1,608 Change in deferred income taxes 2,866 4,728 Change in payable to related parties pursuant to tax receivable agreement (839) 150 Equity-based compensation 3,182 3,483 Equity in income of investees (5,162) (9,877) Gain on sale of investments valued under the measurement alternative (11,133) (4,973) Proceeds received from investments 7,525 4,178 Other 93 674 Changes in operating assets and liabilities 19,708 6,506 Net cash provided by operating activities 73,056 66,203 Investing activities Purchase of furniture, fixtures and equipment (3,225) (1,296) Purchase of other investments — (3,967) Proceeds from sales of investments valued under the measurement alternative 22,532 6,419 Distributions received from investments 4,105 4,838 Contributions to investments (14,832) (16,774) Net cash provided by (used in) investing activities 8,580 (10,780) Financing activities Proceeds from offering 129,626 147,122 Purchase of membership interests (129,626) (147,122) Repayments of debt (11,387) (1,874) Draw-down on revolver — 15,000 Repayment of revolver — (15,000) Secured financing — 15,750 Contributions from non-controlling interest in general partnerships 17 29 Distributions to non-controlling interest in general partnerships (804) (702) Repurchase of Class B common stock (2) (2) Repurchase of Class A shares for employee tax withholding (174) (45) Proceeds received from issuance of shares under Employee Share Purchase Plan — 592 Dividends paid (8,622) (13,018) Members' distributions paid (32,690) (32,675) Net cash used in financing activities (53,662) (31,945) Effect of exchange rate changes on cash and cash equivalents — 15 Increase in cash, cash equivalents, and restricted cash 27,974 23,493 Cash, cash equivalents, and restricted cash at beginning of the period 49,383 51,590 Cash, cash equivalents, and restricted cash at end of the period $77,357 $75,083 Hamilton Lane l Global Leader in the Private Markets Page 20

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2019	Three Months Ended September 30, 2018	Three Months Ended September 30, 2019	Six Months Ended September 30, 2018	Six Months Ended September 30, 2019
Net income attributable to Hamilton Lane Incorporated	**$0**	**$33,573**	**$11,222**	**$15,299**	**$20,067**	**$26,680**
Income attributable to non-controlling interests in general partnerships	4,565	564	514	45	394	549
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	62,462	64,860	20,836	16,929	35,214	32,497
Incentive fees[1]	(9,309)	(34,406)	(2,585)	(5,096)	(14,968)	(9,231)
Incentive fee related compensation[2]	4,511	14,983	1,243	2,392	5,970	4,309
Interest income	(142)	(255)	(43)	(148)	(85)	(428)
Interest expense	8,503	3,039	728	745	1,493	1,562
Income tax (benefit) expense	(128)	30,560	5,580	2,676	7,197	7,013
Equity in income of investees	(16,905)	(7,202)	(5,276)	(3,664)	(5,162)	(9,877)
Contingent compensation related to acquisition	—	5,100	2,327	—	5,100	—
Non-operating loss (income)	699	(20,915)	(12,194)	(4,957)	(12,059)	(4,078)
Fee Related Earnings	**$54,256**	**$89,901**	**$22,352**	**$24,221**	**$43,161**	**$48,996**
Depreciation and amortization	1,853	2,500	632	806	1,141	1,608
Equity-based compensation	3,070	6,382	1,597	1,756	3,184	3,483
Incentive fees	9,309	34,406	2,585	5,096	14,968	9,231
Incentive fees attributable to non-controlling interests[1]	—	(725)	(52)	(61)	(263)	(160)
Incentive fee related compensation[2]	(4,511)	(14,983)	(1,243)	(2,392)	(5,970)	(4,309)
Interest income	142	255	43	148	85	428
Adjusted EBITDA	**$64,119**	**$117,736**	**$25,914**	**$29,574**	**$56,306**	**$59,277**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$11,222**	**$15,299**	**$20,067**	**$26,680**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			20,836	16,929	35,214	32,497
Income tax expense			5,580	2,676	7,197	7,013
Contingent compensation related to acquisition			2,327	—	5,100	—
Adjusted pre-tax net income			**39,965**	**34,904**	**67,578**	**66,190**
Adjusted income taxes[3]			(10,795)	(8,308)	(18,253)	(15,753)
Adjusted net income			**$29,170**	**$26,596**	**$49,325**	**$50,437**
Weighted-average shares of Class A common stock outstanding - diluted			23,257,419	27,632,890	23,015,445	27,341,594
Exchange of Class B and Class C units in HLA[4]			30,181,224	25,914,311	30,391,448	26,166,086
Adjusted shares outstanding			**53,438,643**	**53,547,201**	**53,406,893**	**53,507,680**
Non-GAAP earnings per share			**$0.55**	**$0.50**	**$0.92**	**$0.94**

[1] Incentive fees for the three and six months ended September 30, 2018 included $2.6 million and $2.8 million, respectively, of non-cash carried interest. Of the $2.6 million for the three-month period, $2.5 million is included in net income and $0.1 million is attributable to non-controlling interests. Of the $2.8 million for the six-month period, $2.5 million is included in net income and $0.3 million is attributable to non-controlling interests.

[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three and six months ended September 30, 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.

[3] Represents corporate income taxes at our estimated statutory tax rate of 23.8% for the six month period ended September 30, 2019 and 27.0% for the six month period ended September 30, 2018 applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 27.0% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 6.0%.

[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

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Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management ("AUM") comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments, and; (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions ("Reorganization") in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane l Global Leader in the Private Markets Page 22

Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The forgoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of November 5, 2019 Hamilton Lane l Global Leader in the Private Markets Page 23